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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 19, 2002




                        SkillSoft Public Limited Company
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               (Exact name of registrant as specified in charter)



   Republic of Ireland               000-25674                       N/A
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 (State or other juris-             (Commission                 (IRS Employer
diction of incorporation)           File Number)             Identification No.)



20 Industrial Park Drive, Nashua, New Hampshire                     03062
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (603) 324-3000



                        SmartForce Public Limited Company
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On November 19, 2002, SkillSoft Public Limited Company (the "Company"), formerly SmartForce Public Limited Company, issued a press release announcing that it intends to restate its historical financial statements for 1999, 2000, 2001 and the first two quarters of 2002, which financial statements relate to periods prior to the Company's merger with SkillSoft Corporation on September 6, 2002. In addition, the Company discussed the status of its post-merger integration efforts. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.        Description
-----------        -----------

99.1 Press release dated November 19, 2002 relating to the Company's intent to restate certain historical financial statements


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SKILLSOFT PUBLIC LIMITED COMPANY


                                       By: /s/ Charles E. Moran
                                           --------------------------------
                                           Charles E. Moran
                                           President and Chief Executive Officer

DATE:  November 20, 2002



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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1 Press release dated November 19, 2002 relating to the Company's intent to restate certain historical financial statements